UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2008 (October 14, 2008)

American Dairy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	000-27351	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2275 Huntington Drive, #278, San Marino, California 91108
(Address, Including Zip Code, of Principal Executive Offices)

(626) 757-8885
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

On October 14, 2008, American Dairy, Inc. (the “Company”) issued a press release announcing that the New York Stock Exchange Inc. (the “NYSE”) has granted an extension to the previously announced extended deadline for the Company to file, with the Securities and Exchange Commission, its annual report on Form 10-K for the year ended December 31, 2007. A copy of the press release dated October 14, 2008, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DAIRY, INC.

By:	/s/ Jonathan H. Chou
Jonathan H. Chou
Chief Financial Officer

Date: October 20, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated October 14, 2008